Notes receivable, noncurrent	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
Notes receivable, noncurrent

As at December 31, 2019, the noncurrent notes receivable consisted of a loan to an employee for CHF 21,780 (USD 22,504). From April 01, 2019, WISeKey has agreed to lend CHF 2,420 per month to an employee over a period of 24 months, at an interest rate of 0.5% per annum. The loan and accrued interest are to be repaid in full on or before December 31, 2021. In exchange for the loan, the employee has pledged the 60,000 ESOP options that he holds on WIHN class B shares.

As at December 31, 2018, the noncurrent notes receivable balance was nil.